UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 30, 2007
                                                ______________________________


                            GS FINANCIAL CORP.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


      Louisiana                        000-22269                 72-1341014
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)


3798 Veterans Boulevard, Metairie, Louisiana                        70002
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (504) 457-6220
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          ------------------------------------------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Not applicable.
     (e)  Compensation Arrangements of Certain Officers

               On January 30, 2007, GS Financial Corp. (the "Company") paid bonuses to the Company's named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission). The bonus awards were based on the Company's attainment of a certain level of pre-tax income, as adjusted for certain non-recurring items. The 2006 bonuses paid by the Company are as follows: Stephen E. Wessel, President and Chief Executive Officer, -$28,571; Bruce A. Scott, Executive Vice President and Director, -$7,142; and J. Andrew Bower, Senior Vice President and Chief Financial Officer, -$14,285.

     (f)  Not applicable.



























                                    2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GS FINANCIAL CORP.



Date:  February 1, 2007           By: /s/ Stephen E. Wessel
                                      --------------------------------------
                                      Stephen E. Wessel
                                      President and Chief Executive Officer